Exhibit 10.16.16

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SIXTEENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of April 10, 2020

Between

QUICKEN LOANS INC., as Seller,

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,

and

the other Buyers from time to time party hereto

1.                                      This Amendment.

The Parties agree hereby to amend (for the sixteenth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017, the Eighth Amendment to Master Repurchase Agreement dated December 14, 2017, the Ninth Amendment to Master Repurchase Agreement dated January 25, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 26, 2018, the Eleventh Amendment to Master Repurchase Agreement dated June 20, 2018, the Twelfth Amendment to Master Repurchase Agreement dated April 25, 2019, the Thirteenth Amendment to Master Repurchase Agreement dated June 22, 2019, the Fourteenth Amendment to Master Repurchase Agreement dated September 26, 2019 and the Fifteenth Amendment to Master Repurchase Agreement dated December 16, 2019 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to amend certain sublimits as described in the Eligible Mortgage Loan definition, extend the latest Termination Date, update the Servicing Rights provisions, set forth the parties’ understanding and agreement that any amendment, modification, waiver, settlement or compromise that grants or agrees to forbearance of any payment of principal or interest under a Mortgage Loan for any period of time, or any request for forbearance by a mortgagor pursuant to the CARES Act (defined below), will automatically cause the affected Mortgage Loan to immediately fail or cease to be, as applicable, an Eligible Mortgage Loan, and update the notice information of Administrative Agent, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby and are consequently sometimes nonsequential.

2.                                      Definitions; Interpretation

A.                                   Clauses (xix), (xx) and (xxi) of the definition of “Eligible Mortgage Loan” are respectively amended to read as follows:

(xix)                       if a Second Home Loan or an Investor Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Second Home Loans and Investor Loans that are then subject to Transactions, is less than or equal to [***];

(xx)                          if an Aged Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Aged Loans that are then subject to Transactions, is less than or equal to [***];

(xxi)                       that, if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Jumbo Loans that are then subject to Transactions, is less than or equal to [***];

B.                                    Clause (xi) of the definition of “Eligible Mortgage Loan” is hereby replaced with “(xi) [Reserved.].” Low FICO FHA/VA Loans are not Eligible Mortgage Loans and will no longer be eligible for Transactions under the Agreement, notwithstanding anything to the contrary in the Agreement or other Transaction Documents.

C.                                    The word “and” is deleted from the end of clause (xxvii) of the definition of “Eligible Mortgage Loan”. The period at the end of clause (xxviii) of the definition of “Eligible Mortgage Loan” is replaced with “; and” and a new clause (xxix) is hereby added to the definition of “Eligible Mortgage Loan” to read as follows:

(xxix)                if a Government Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Government Loans (inclusive of all RHS Loans) that are then subject to Transactions, is less than or equal to [***].

D.                                    The definitions of “Requirement(s) of Law” and “Termination Date” are hereby amended, respectively, to read as follows:

“Requirement(s) of Law” means any applicable law, treaty, ordinance, decree, requirement, order, judgment, rule, regulation or licensing requirement (or interpretation of any of the foregoing) of any Governmental Authority having jurisdiction over any Buyer, Administrative Agent, Seller or any Approved Takeout Investor, any of their respective Subsidiaries or their respective properties or any agreement by which any of them is bound, including, to the extent applicable:

•                                          Equal Credit Opportunity Act and Regulation B, promulgated thereunder;

•                                          Fair Housing Act;

•                                          Gramm-Leach-Bliley Act and Regulation P promulgated thereunder;

•                                          Fair Credit Reporting Act and Regulation V promulgated thereunder;

•                                          Home Mortgage Disclosure Act and Regulation C promulgated thereunder;

•                                          Section 5 of the Federal Trade Commission Act (the “FTC Act”) (prohibiting unfair or deceptive acts or practices);

•                                          Truth In Lending Act and Regulation Z promulgated thereunder;

•                                          Qualified Mortgage/Ability to Repay Rule;

•                                          Real Estate Settlement Procedures Act and Regulation X promulgated thereunder;

•                                          Home Ownership and Equity Protection Act and applicable portions of Regulation Z promulgated thereunder;

•                                          Electronic Fund Transfer Act and Regulation E promulgated thereunder;

•                                          National Flood Insurance Act;

•                                          Servicemembers Civil Relief Act;

•                                          eCommerce Laws;

•                                          CARES Act; and

•                                          any applicable state or local equivalent or similar laws and regulations.

“Termination Date” means the earliest of:

(i)                                     the Business Day, if any, that Seller designates as the Termination Date by written notice given to Administrative Agent at least thirty (30) days before such date;

(ii)                                  the Business Day that Administrative Agent designates as the Termination Date by written notice given to Seller after the date (if any) of [***] death or disability, which notice Administrative Agent shall have the right to give only if Administrative Agent has not sooner approved in writing the new voting control (if any) of Rock Holdings and Seller’s new senior management team, which voting control or executive management team (or both) shall have been established as a direct or indirect result or consequence of, or in response to, [***]

[***] death or disability and which Termination Date must be at least one hundred eighty (180) days after the date of his death or disability and at least ten (10) Business Days after the date of such written notice by Administrative Agent;

(iii)                               the date of declaration of the Termination Date pursuant to clause (vi) of Section 12(c); and

(iv)                              April 22, 2022.

E.                                     The following new definitions are added to Section 2(a) of the Amended MRA, in alphabetical order:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.

“Sixteenth Amendment to MRA” means the Sixteenth Amendment to Master Repurchase Agreement dated April 10, 2020, among the Parties, amending this Agreement.

10.                               Representations and Warranties.

Section 10(a)(xxx) of the Amended MRA is amended in its entirety to read as follows:

(xxx)                   Compliance with Applicable Laws. Seller and its Material Subsidiaries have not violated any Requirement of Law respectively applicable to them, including (1) Agency Guidelines, (2) all applicable federal, state and local anti-money laundering laws, orders and regulations to the extent applicable to Seller or such Material Subsidiaries, including the USA Patriot Act of 2001, the Bank Secrecy Act and the OFAC Regulations and applicable Executive Orders (collectively, the “Anti-Money Laundering Laws”), (3) Anti-Corruption Laws, (4) applicable Privacy Requirements, including the GLB Act and the Safeguards Rules promulgated thereunder, (5) all consumer protection laws and regulations, (6) all licensing and approval requirements applicable to Seller’s Origination of Mortgage Loans, (7) the CARES Act, and (8) all other laws and regulations referenced in item (ff) of Exhibit B, in each case a breach of which would, or would reasonably be expected to, result in a Material Adverse Effect.

13.                               Servicing Rights Are Owned by Buyers; Interim Servicing of the Purchased Mortgage Loans

Section 13(a)(iv) is amended to read as follows:

(iv)                              Seller shall immediately advise Administrative Agent of the then-current physical location of, and shall yield possession of and deliver to Administrative Agent or such other Person, if any, as Administrative Agent shall designate in a written notice to Seller, all physical and contractual servicing materials, files and records for the servicing of each Purchased Mortgage Loan, including any original Mortgage Notes, that are in its possession or control, together with all of the related Servicing Records that are in its possession or control and are not already in Administrative Agent’s possession, upon the earliest of (w) the occurrence of a Default or Event of Default hereunder unless Administrative Agent gives written notice to Seller that the Interim Servicing Term is renewed and specifying the renewal term, (x) the termination of Seller as interim servicer by Administrative Agent pursuant to Subsection 13(a)(v), (y) the expiration (and non-renewal) of the Interim Servicing Term, or (z) the transfer of servicing to any entity approved by Administrative Agent and the assumption thereof by such entity. Seller’s transfer of the Servicing Records and the physical and such contractual servicing materials, files and records under this Subsection 13(a)(iv) shall be in accordance with customary standards in the industry and such transfer shall include the transfer of the gross amount of all escrows held for the related mortgagors (without reduction for unreimbursed advances or “negative escrows”).

15.                               Notices and Other Communications

Notice to Administrative Agent in Section 15 is hereby amended to read as follows:

If to Administrative Agent:

JPMorgan Chase Bank, N.A.

221 W. Sixth Street — 2nd Floor

Austin, Texas 78701

Attention: Carolyn Johnson, Chase Mortgage Warehouse Finance

phone: (512) 479-5890 fax: (512) 479-2774

email: carolyn.w.johnson@jpmorgan.com

with copies to:

JPMorgan Chase Bank, N.A.

712 Main Street, 5th Floor North

Houston, Texas 77002

Attention: Bhavesh Patel, Chase Mortgage Warehouse Finance

phone: (713) 216-2873

fax: (713) 216-2818

email: bhavesh.a.patel@jpmorgan.com

JPMorgan Chase Bank, N.A.

221 W. Sixth Street — 2nd Floor

Austin, Texas 78707

Attention: Preeti Yeung, Chase Mortgage Warehouse Finance

phone: (512) 479-2042

fax: (512) 479-2774

email: preeti.yeung@jpmorgan.com

JPMorgan Chase Bank, N.A.

712 Main Street, 5th Floor North

Houston, Texas 77002

Attention: Michael Culbertson, Chase Mortgage Warehouse Finance

phone: (713) 216-5245

fax: (713) 216-2818

email: michael.a.culbertson@jpmorgan.com

Veronica J. Chapple

Chase Mortgage Warehouse Finance

3929 W. John Carpenter Fwy

Irving, TX 75063

Phone: 214-492-4400

Fax: 972-870-3606

email:vickie.j.chapple@jpmchase.com

EXHIBIT B

A.                                   Clause (e) of Exhibit B of the Amended MRA is amended in its entirety to read as follows:

(e)                                  Original Terms Unmodified. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except only if the Mortgage Loan is not an eMortgage Loan, by written instruments that (a) do not affect the amount or timing of any payment of principal or interest payable with respect to such Purchased Mortgage Loan, (b) have been recorded in the applicable public recording office if required by law or if necessary to maintain the lien priority of the Mortgage and (c) have been delivered to Administrative Agent or the Custodian as required by this Agreement and the Custodial Agreement, and (d) if such instrument modifies an eNote, such modification (x) does not affect the amount or timing of any payment of principal or interest payable with respect to such Purchased Mortgage Loan and (y) is reflected on the MERS® eRegistry, and the eNote and related Mortgage Loan Documents remain valid, effective and enforceable and in compliance with all applicable eCommerce Laws and Agency Guidelines; the substance of any such waiver, alteration or modification has been approved by the insurer under the private mortgage insurance policy, if any, and by the title insurer, to the extent required by the related policy provided by Seller and such modification is reflected appropriately on any and all documentation or data and is true and accurate in all material respects. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the private mortgage insurance policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Asset File, the Loan Eligibility File and/or the Servicing File, as applicable. As of the Purchase Date, the full original principal amount of each Mortgage Loan has been fully disbursed as provided for in the Mortgage Loan Documents, and there is no requirement for any future advances. For the avoidance of doubt, (i) any amendment, modification, waiver, settlement or compromise with respect to a Mortgage Loan that grants or agrees to forbearance as described in Section 4022 of the CARES Act (whether or not required thereby or granted pursuant thereto), of any payment of principal or interest for any period of time, (ii) any request by an obligor for forbearance of any payment of principal or interest for any period of time under its Mortgage Loan pursuant to the CARES Act, and (iii) any failure to grant forbearance for a Mortgage Loan when requested by an obligor thereof entitled thereto as provided for in the CARES Act, shall in each case automatically cause such Mortgage Loan to immediately fail or cease to be, as applicable, an Eligible Mortgage Loan.

B.                                    Clause (ff) of Exhibit B of the Amended MRA is amended in its entirety to read as follows:

(ff)                              Compliance with Applicable Laws. Any and all requirements of any applicable federal (including, but not limited to, the CARES Act), state or local law or regulation including usury, truth in lending, ability to repay, real estate settlement procedures, consumer credit protection, consumer privacy, fair credit billing, fair credit reporting, fair debt collection practices, predatory and abusive lending laws, equal credit opportunity, fair housing and home mortgage disclosure laws or unfair, deceptive and abusive practices laws applicable to the origination and servicing of the Mortgage Loan including any provisions relating to prepayment penalties, have been complied with in all material respects and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations. Seller maintains, and shall maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for Administrative Agent’s inspection at Seller’s office during normal business hours upon reasonable advance notice. Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including all applicable predatory and abusive lending laws.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
as (the only) Buyer

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

QUICKEN LOANS INC.,

By:
Jay Farner
Chief Executive Officer

Counterpart signature page to Sixteenth Amendment to Master Repurchase Agreement

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Carolyn Johnson
Authorized Officer

JPMORGAN CHASE BANK, N.A.,
as (the only) Buyer

By:
Carolyn Johnson
Authorized Officer

QUICKEN LOANS INC.,

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

Counterpart signature page to Sixteenth Amendment to Master Repurchase Agreement